Westwood Holdings Group, Inc. Reports Second Quarter 2023 Results
Most U.S. Value Strategies Outperformed Their Benchmarks
Positive Large Cap Value Flows Despite Worst May for Industry in 15 Years
21st Anniversary of New York Stock Exchange Listing

Dallas, TX, August 2, 2023 – Westwood Holdings Group, Inc. (NYSE: WHG) today reported second quarter 2023 earnings. Significant items for the quarter include:
▪Numerous strategies beat their primary benchmarks, including LargeCap Value, SmallCap Value, MidCap Value, Enhanced Balanced, High Income, Global Real Estate, Select Income and Tactical Growth.
▪Quarterly peer rankings benefited from strong investment performance as High Alpha achieved its second consecutive top eVestment ranking and Platinum, Enhanced Balanced, Global Real Estate and Select Income posted top quartile rankings.
▪Revenues totaled $21.9 million compared with the first quarter's $22.7 million and $15.6 million a year ago. Net income of $2.9 million compared with the first quarter's $0.7 million and a net loss of $0.4 million in 2022's second quarter.
▪The second quarter was impacted by a $4.1 million gain from the change in fair value of contingent consideration.
▪Non-GAAP Economic Earnings of $5.7 million compared with the first quarter's $3.6 million and $1.6 million in last year's second quarter.
▪Westwood held $38.1 million in cash and short-term investments as of June 30, 2023, up $5.8 million from the first quarter. Stockholders' equity totaled $114.1 million and we have no debt.
▪We declared a cash dividend of $0.15 per common share, payable on October 2, 2023 to stockholders of record on September 1, 2023.
Brian Casey, Westwood’s President and CEO, commented, "Today’s investing environment presents plenty of challenges.
But Westwood has a 40 year history with more than half of them as a public company, so we are comfortable confronting and overcoming challenges. We’ve successfully integrated Salient’s talented people and products and now offer even more competitive products to the marketplace. Our Select Income and Global Real Estate strategies scored top 10 percentile rankings in Morningstar while our MLP & Energy Infrastructure mutual fund also stepped up to claim four stars from Morningstar. On the more traditional front, 60% of our US Value products outperformed their benchmarks for the quarter and, despite suffering through the worst month in the industry for large cap value outflows, our institutional Large Cap and SmidCap strategies experienced positive inflows for the quarter.
Distribution remains challenging amid investor uncertainty but our fully integrated sales team is working hard, supported by new technology tools, and set an all-time activity record. We feel sure that the combination of dedicated salespeople armed with an expanded array of competitive products will pay dividends over the coming months."
Revenues were lower than the first quarter on lower performance-based fees. Revenues were higher than last year's second quarter reflecting higher average AUM following the acquisition of Salient Partners' asset management business during the fourth quarter of last year.
Firmwide assets under management and advisement totaled $16.2 billion at quarter end, consisting of assets under management ("AUM") of $15.0 billion and assets under advisement ("AUA") of $1.2 billion.
Second quarter net income of $2.9 million compared to the first quarter's $0.7 million due to changes in the fair value of contingent consideration, offset by lower revenues and higher income taxes. Diluted earnings (loss) per share ("EPS") of $0.36 compared with $0.09 for the first quarter. Non-GAAP Economic Earnings of $5.7 million, or $0.70 per share, compared with $3.6 million, or $0.45 per share, in the first quarter.
Second quarter net income of $2.9 million compared to last year's second quarter net loss of $0.4 million due to changes in the fair value of contingent consideration and higher revenues, partially offset by higher expenses, primarily employee compensation and benefits expenses, following the acquisition of Salient Partners' asset management business in 2022. Diluted EPS was $0.36 compared with a loss of $0.05 per share for 2022's second quarter. Non-GAAP Economic Earnings were $5.7 million, or $0.70 per share, compared with $1.6 million, or $0.20 per share, in the second quarter of 2022.
Economic Earnings and Economic EPS are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers in the attached tables.
Westwood will host a conference call to discuss second quarter 2023 results and other business matters at 4:30 p.m. Eastern time today. To join the conference call, please register here:
https://register.vevent.com/register/BI098cd99103af49f6bcb5baaeee41d7d6
After registering, you will be provided with a dial-in number containing a personalized PIN.
Webcast Link: https://edge.media-server.com/mmc/p/5r2wxumm
ABOUT WESTWOOD HOLDINGS GROUP
Westwood Holdings Group, Inc. is an investment management boutique and wealth management firm. Westwood offers high-conviction equity and outcome-oriented solutions to institutional investors, private wealth clients and financial intermediaries. The firm specializes in the following distinct investment capabilities: U.S. Value Equity, Multi-Asset, Energy and Real Assets, Tactical Absolute Return, Income Alternatives and Systematic Equity. Strategies are made available through separate accounts, the Westwood Funds® family of mutual funds and other pooled vehicles. Westwood benefits from significant, broad-based employee ownership and trades on the New York Stock Exchange under the symbol “WHG.” Based in Dallas, Westwood also maintains offices in Houston and San Francisco.
For more information on Westwood, please visit westwoodgroup.com.
Forward-looking Statements
Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “believe,” “expect,” “could,” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation:

the composition and market value of our AUM and AUA; our ability to maintain our fee structure in light of competitive fee pressures; risks associated with actions of activist stockholders; distributions to our common stockholders have included and may in the future include a return of capital; inclusion of foreign company investments in our AUM; regulations adversely affecting the financial services industry; our ability to maintain effective cyber security; litigation risks; our ability to develop and market new investment strategies successfully; our reputation and our relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to perform operational tasks; our ability to select and oversee third-party vendors; our dependence on the operations and funds of our subsidiaries; our ability to maintain effective information systems; our ability to prevent misuse of assets and information in the possession of our employees and third-party vendors, which could damage our reputation and result in costly litigation and liability for our clients and us; our stock is thinly traded and may be subject to volatility; competition in the investment management industry; our ability to avoid termination of client agreements and the related investment redemptions; the significant concentration of our revenues in a small number of customers; we have made and may continue to make business combinations as a part of our business strategy, which may present certain risks and uncertainties; our relationships with investment consulting firms; our ability to identify and execute on our strategic initiatives; our ability to declare and pay dividends; our ability to fund future capital requirements on favorable terms; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2022 and its quarterly report on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

# # # #

SOURCE: Westwood Holdings Group, Inc.

(WHG-G)
CONTACT:
Westwood Holdings Group, Inc.
Terry Forbes
Chief Financial Officer and Treasurer
(214) 756-6900

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
REVENUES:
Advisory fees:
Asset-based	$16,799	$17,033	$10,980
Performance-based	—	555	—
Trust fees	5,024	5,031	5,365
Other, net	122	108	(742)
Total revenues	21,945	22,727	15,603
EXPENSES:
Employee compensation and benefits	13,688	14,202	9,133
Sales and marketing	764	740	509
Westwood mutual funds	746	732	445
Information technology	2,566	2,383	1,847
Professional services	1,355	1,529	832
General and administrative	3,235	3,046	2,348
(Gain) loss from change in fair value of contingent consideration	(4,078)	(1,060)	—
Acquisition expenses	—	209	887
Total expenses	18,276	21,781	16,001
Net operating income (loss)	3,669	946	(398)
Net change in unrealized appreciation (depreciation) on private investments	24	—	(299)
Net investment income	211	172	5
Other income	239	372	234
Income (loss) before income taxes	4,143	1,490	(458)
Income tax provision	1,244	776	(80)
Net income (loss)	$2,899	$714	$(378)
Total comprehensive income (loss)	$2,899	$714	$(378)
Less: Comprehensive income (loss) attributable to noncontrolling interest	4	21	—
Comprehensive income (loss) attributable to Westwood Holdings Group, Inc.	$2,895	$693	$(378)
Earnings (loss) per Westwood Holdings Group, Inc. share:
Basic	$0.36	$0.09	$(0.05)
Diluted	$0.36	$0.09	$(0.05)
Weighted average shares outstanding:
Basic	7,991,228	7,853,921	7,944,212
Diluted	8,131,333	7,968,504	7,944,212
Economic Earnings	$5,686	$3,587	$1,608
Economic EPS	$0.70	$0.45	$0.20
Dividends declared per share	$0.15	$0.15	$0.15

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands, except per share and share amounts)
(unaudited)

	Six Months Ended
	June 30, 2023	June 30, 2022
REVENUES:
Advisory fees:
Asset-based	$33,832	$22,770
Performance-based	555	—
Trust fees	10,055	11,080
Other, net	230	(1,031)
Total revenues	44,672	32,819
EXPENSES:
Employee compensation and benefits	27,890	19,467
Sales and marketing	1,504	991
Westwood mutual funds	1,478	1,041
Information technology	4,949	3,676
Professional services	2,884	2,352
General and administrative	6,281	4,388
(Gain) loss from change in fair value of contingent consideration	(5,138)	—
Acquisition expenses	209	887
Total expenses	40,057	32,802
Net operating income	4,615	17
Net change in unrealized appreciation (depreciation) on private investments	24	(262)
Net investment income	383	(11)
Other income	611	392
Income before income taxes	5,633	136
Income tax provision	2,020	464
Net income (loss)	$3,613	$(328)
Total comprehensive income (loss)	$3,613	$(328)
Less: Comprehensive income (loss) attributable to noncontrolling interest	25	—
Comprehensive income (loss) attributable to Westwood Holdings Group, Inc.	$3,588	$(328)
Earnings (loss) per share:
Basic	$0.45	$(0.04)
Diluted	$0.45	$(0.04)
Weighted average shares outstanding:
Basic	7,922,954	7,904,911
Diluted	8,050,298	7,904,911
Economic Earnings	$9,273	$3,502
Economic EPS	$1.15	$0.44
Dividends declared per share	$0.30	$0.30

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share amounts)
(unaudited)

	June 30, 2023	December 31, 2022
ASSETS
Current Assets:
Cash and cash equivalents	$15,229	$23,859
Accounts receivable	13,609	13,900
Investments, at fair value	22,894	15,342
Prepaid income taxes	—	446
Other current assets	4,154	4,645
Total current assets	55,886	58,192
Investments	7,247	4,455
Equity method investments	4,180	6,574
Noncurrent investments at fair value	259	3,027
Goodwill	39,501	35,732
Deferred income taxes	1,535	1,762
Operating lease right-of-use assets	3,972	4,976
Intangible assets, net	26,889	28,952
Property and equipment, net of accumulated depreciation of $9,755 and $9,277	1,718	1,828
Other long-term assets	918	929
Total long-term assets	86,219	88,235
Total assets	$142,105	$146,427
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$5,780	$5,678
Dividends payable	1,408	1,745
Compensation and benefits payable	5,344	8,689
Operating lease liabilities	1,276	1,502
Income taxes payable	1,044	—
Total current liabilities	14,852	17,614
Accrued dividends	657	701
Contingent consideration	7,763	12,901
Noncurrent operating lease liabilities	3,734	4,563
Total long-term liabilities	12,154	18,165
Total liabilities	27,006	35,779
Stockholders’ Equity:
Common stock, $0.01 par value, authorized 25,000,000 shares, issued 11,896,226 and outstanding 9,182,770 shares at June 30, 2023; issued 11,527,544 and outstanding 8,881,831 shares at December 31, 2022	119	115
Additional paid-in capital	200,885	199,914
Treasury stock, at cost - 2,713,456 shares at June 30, 2023; 2,645,713 shares at December 31, 2022	(85,965)	(85,128)
Retained earnings (accumulated deficit)	(959)	(4,253)
Total Westwood Holdings Group, Inc. stockholders’ equity	114,080	110,648
Noncontrolling interest in consolidated subsidiary	1,019	—
Total liabilities and stockholders’ equity	$142,105	$146,427

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$3,613	$(328)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	346	352
Amortization of intangible assets	2,063	811
Net change in unrealized (appreciation) depreciation on investments	(499)	1,312
Stock-based compensation expense	3,372	2,901
Deferred income taxes	228	(502)
Non-cash lease expense	630	490
Loss on asset disposition	69	—
Gain on remeasurement of lease liabilities	(119)	—
Fair value change of contingent consideration	(5,138)	—
Changes in operating assets and liabilities:
Net sales of trading securities	(7,083)	12,370
Accounts receivable	919	1,862
Other current assets	1,141	192
Accounts payable and accrued liabilities	(796)	(314)
Compensation and benefits payable	(3,345)	(5,597)
Income taxes payable	1,490	(823)
Other liabilities	(793)	(585)
Net cash provided by (used in) operating activities	(3,902)	12,141
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition, net of cash acquired	(741)	—
Purchases of property and equipment	(97)	(82)
Net cash used in investing activities	(838)	(82)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchases of treasury stock	—	(1,404)
Restricted stock returned for payment of taxes	(837)	(626)
Cash dividends	(3,053)	(3,264)
Net cash used in financing activities	(3,890)	(5,294)
Effect of currency rate changes on cash	—	4
NET CHANGE IN CASH AND CASH EQUIVALENTS	(8,630)	6,769
Cash and cash equivalents, beginning of period	23,859	15,206
Cash and cash equivalents, end of period	$15,229	$21,975
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for income taxes	$300	$1,791
Accrued dividends	$2,065	$2,214
Accrued purchases of treasury stock	$—	$190

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
Reconciliation of Comprehensive Income (Loss) Attributable to Westwood Holdings Group, Inc. to Economic Earnings
(in thousands, except per share and share amounts)
(unaudited)
As supplemental information, we are providing non-GAAP performance measures that we refer to as Economic Earnings and Economic EPS. We provide these measures in addition to, not as a substitute for, Comprehensive income (loss) attributable to Westwood Holdings Group, Inc. and earnings (loss) per share, which are reported on a GAAP basis. Our management and Board of Directors review Economic Earnings and Economic EPS to evaluate our ongoing performance, allocate resources, and review our dividend policy. We believe that these non-GAAP performance measures, while not substitutes for GAAP Comprehensive income (loss) attributable to Westwood Holdings Group, Inc. or earnings (loss) per share, are useful for management and investors when evaluating our underlying operating and financial performance and our available resources. We do not advocate that investors consider these non-GAAP measures without also considering financial information prepared in accordance with GAAP.
We define Economic Earnings as Comprehensive income (loss) attributable to Westwood Holdings Group, Inc. plus non-cash equity-based compensation expense, amortization of intangible assets and deferred taxes related to goodwill. Although depreciation on fixed assets is a non-cash expense, we do not add it back when calculating Economic Earnings because depreciation charges represent an allocation of the decline in the value of the related assets that will ultimately require replacement. Although gains and losses from changes in the fair value of contingent consideration are non-cash, we do not add or subtract those back when calculating Economic Earnings because gains and losses on changes in the fair value of contingent consideration are considered regular following an acquisition. In addition, we do not adjust Economic Earnings for tax deductions related to restricted stock expense or amortization of intangible assets. Economic EPS represents Economic Earnings divided by diluted weighted average shares outstanding.

	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
Comprehensive income (loss) attributable to Westwood Holdings Group, Inc.	$2,895	$693	$(378)
Stock-based compensation expense	1,624	1,748	1,521
Intangible amortization	1,042	1,021	406
Tax benefit from goodwill amortization	125	125	59
Economic Earnings	$5,686	$3,587	$1,608
Earnings (loss) per share	$0.36	$0.09	$(0.05)
Stock-based compensation expense	0.19	0.21	0.19
Intangible amortization	0.13	0.13	0.05
Tax benefit from goodwill amortization	0.02	0.02	0.01
Economic EPS	$0.70	$0.45	$0.20
Diluted weighted average shares	8,131,333	7,968,504	7,944,212

		Six Months Ended
		June 30, 2023	June 30, 2022
Comprehensive income (loss) attributable to Westwood Holdings Group, Inc.		$3,588	$(328)
Stock-based compensation expense		3,372	2,901
Intangible amortization		2,063	811
Tax benefit from goodwill amortization		250	118
Economic Earnings		$9,273	$3,502
Earnings (loss) per share		$0.45	$(0.04)
Stock-based compensation expense		0.41	0.37
Intangible amortization		0.26	0.10
Tax benefit from goodwill amortization		0.03	0.01
Economic EPS		$1.15	$0.44
Diluted weighted average shares		8,050,298	7,904,911